                                                                    EXHIBIT 99.1


                          $750,000,000 (APPROXIMATE)
            CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                 SERIES 1997-D

              INFORMATION REGARDING CERTAIN SUBSEQUENT CONTRACTS

Set forth below is information regarding fixed-rate home equity loan contracts and adjustable rate home equity loan contracts transferred to the Trust on the Closing Date or purchased by the Trust subsequent to the Closing Date with funds deposited in the Sub-Pool HE Pre-Funding Account. The information below includes the Initial Contracts described in the Prospectus Supplement dated August 27, 1997, the Additional Contracts transferred to the Trust on the Closing Date and approximately $150,000,000 of Subsequent Home Equity Contracts purchased on December 15, 1997. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement.

              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES--
                       FIXED-RATE HOME EQUITY CONTRACTS

                                                                                 % OF
                                                                              FIXED-RATE
                                         % OF FIXED-RATE                      HOME EQUITY
                                           HOME EQUITY                       CONTRACTS BY
                                           CONTRACTS     AGGREGATE PRINCIPAL  OUTSTANDING
                            NUMBER OF     BY NUMBER OF         BALANCE         PRINCIPAL
                         CONTRACTS AS OF  CONTRACTS AS    OUTSTANDING AS OF  BALANCE AS OF
                          CUT-OFF DATE   OF CUT-OFF DATE    CUT-OFF DATE     CUT-OFF DATE
                         --------------- --------------- ------------------- -------------
Alabama.................        556            5.18        $ 26,817,273.21        4.97%
Alaska..................          5             .05             307,844.91         .06
Arizona.................        111            1.03           4,529,759.05         .84
Arkansas................         55             .51           2,711,494.34         .50
California..............        236            2.20          13,077,838.47        2.42
Colorado................        115            1.07           5,826,211.02        1.08
Connecticut.............        178            1.66           9,687,110.34        1.80
Delaware................         74             .69           3,693,983.10         .68
District of Columbia....         39             .36           2,651,597.13         .49
Florida.................        728            6.80          34,460,087.80        6.39
Georgia.................        581            5.42          30,140,743.87        5.59
Hawaii..................          2             .02              58,760.42         .01
Idaho...................         21             .20             638,409.85         .12
Illinois................        528            4.92          31,194,693.79        5.78
Indiana.................        268            2.50          13,201,652.94        2.45
Iowa....................        251            2.34          10,700,358.32        1.98
Kansas..................        127            1.18           5,421,526.46        1.01
Kentucky................         96             .89           3,949,145.85         .73
Louisiana...............        237            2.21          10,849,495.55        2.01
Maine...................         29             .27           1,728,125.40         .32
Maryland................        444            4.14          22,984,704.19        4.26
Massachusetts...........        138            1.29           7,795,680.39        1.45
Michigan................        420            3.92          24,902,533.00        4.62
Minnesota...............        172            1.60           7,624,073.71        1.41
Mississippi.............        133            1.24           5,277,899.89         .98
Missouri................        439            4.09          18,452,741.89        3.42
Montana.................         10             .09             432,584.31         .08
Nebraska................        136            1.27           5,620,334.09        1.04
Nevada..................         40             .37           2,583,090.04         .48
New Hampshire...........         18             .17             986,060.22         .18
New Jersey..............        236            2.20          12,820,477.18        2.38
New Mexico..............         24             .22           1,006,871.68         .19
New York................        425            3.96          23,302,126.23        4.32
North Carolina..........        683            6.38          33,867,676.29        6.28
North Dakota............         11             .10             270,526.46         .05
Ohio....................        887            8.28          41,029,528.79        7.61
Oklahoma................         72             .67           2,556,766.63         .47
Oregon..................         56             .52           3,877,279.15         .72
Pennsylvania............        549            5.12          31,095,479.51        5.76
Rhode Island............         25             .23           1,036,248.81         .19
South Carolina..........        367            3.42          16,709,229.45        3.10
South Dakota............         10             .09             334,212.79         .06
Tennessee...............        186            1.73          10,095,474.28        1.87
Texas...................        127            1.18           4,936,211.78         .92
Utah....................         48             .45           2,323,260.24         .43
Vermont.................          9             .08             520,218.25         .10
Virginia................        536            5.00          29,957,207.08        5.55
Washington..............        143            1.33           7,548,462.53        1.40
West Virginia...........         10             .09             423,387.88         .08
Wisconsin...............        123            1.15           6,631,742.85        1.23
Wyoming.................         13             .12             760,507.20         .14
                             ------          ------        ---------------      ------
    Total...............     10,727          100.00%       $539,408,708.61      100.00%
                             ======          ======        ===============      ======

                            YEARS OF ORIGINATION--
                       FIXED-RATE HOME EQUITY CONTRACTS

                                                               % of Fixed-Rate
                           Number of                       Home Equity Contracts by
                           Contracts  Aggregate Principal   Outstanding Principal
                           as of Cut- Balance Outstanding       Balance as of
Year of Origination         off Date  as of Cut-off Date         Cut-off Date
-------------------        ---------- -------------------  ------------------------
1974 ...................        1       $      4,405.53                         *%
1975 ...................        3             35,837.01                       .01
1976 ...................        7            153,703.50                       .03
1977 ...................        3             53,824.12                       .01
1978 ...................        5             96,123.10                       .02
1979 ...................        5            116,250.14                       .02
1980 ...................        1             23,476.89                         *
1982 ...................        1                731.59                         *
1985 ...................        1             45,178.90                       .01
1986 ...................        3             38,490.99                       .01
1987 ...................        3             50,706.75                       .01
1988 ...................        1             66,000.00                       .01
1989 ...................        3            441,402.32                       .08
1990 ...................        2            148,129.00                       .03
1994 ...................        2            150,315.56                       .03
1995 ...................       20          1,386,272.42                       .26
1996 ...................       57          2,979,871.27                       .55
1997 ...................   10,609        533,617,989.52                     98.92
                           ------       ---------------                   --------
     Total..............   10,727       $539,408,708.61                    100.00%
                           ======       ===============                   ========

     * Indicates an amount greater than zero but less than .5% of the Outstanding Principal Balance as of Cut of Date.

                 DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS--
                       FIXED RATE HOME EQUITY CONTRACTS

                                                            % of Fixed-Rate
                         Number of                      Home Equity Contracts by
                         Contracts  Aggregate Principal  Outstanding Principal
   Original Contract     as of Cut- Balance Outstanding      Balance as of
  Amount (In Dollars)     off Date  as of Cut-off Date        Cut-off Date
  -------------------    ---------- ------------------- ------------------------
Less than $  9,999......      71     $    525,490.88               .10%
Between $  9,999--
 $ 19,999...............   1,986       29,377.795.33              5.45
Between $ 19,999--
 $ 29,999...............   1,974       48,092,777.81              8.92
Between $ 29,999--
 $ 39,999...............   1,461       50,093.845.18              9.29
Between $ 39,999--
 $ 49,999...............   1,218       54,034,989.39             10.01
Between $ 49,999--
 $ 59,999...............     889       48,570,215.83              9.00
Between $ 59,999--
 $ 69,999...............     754       48,683,787.29              9.02
Between $ 69,999--
 $ 79,999...............     567       42,187,974.73              7.82
Between $ 79,999--
 $ 89,999...............     416       35,046,129.52              6.50
Between $ 89,999--
 $ 99,999...............     297       27,978,473.48              5.19
Between $ 99,999--
 $109,999...............     246       25,780,459.15              4.78
Between $109,999--
 $119,999...............     202       23,120,223.37              4.29
Between $119,999--
 $129,999...............     161       19,955,052.91              3.70
Between $129,999--
 $139,999...............     108       14,521,153.58              2.69
Between $139,999--
 $149,999...............      81       11,727,139.97              2.17
Between $149,999--
 $159,999...............      56        8,673,665.17              1.61
Between $159,999--
 $169,999...............      53        8,687,865.51              1.61
Between $169,999--
 $179,999...............      39        6,785,608.91              1.26
Between $179,999--
 $189,999...............      24        4,382,984.75               .81
Between $189,999--
 $199,999...............      22        4,275,655.19               .79
Between $199,999--
 $249,999...............      55       11,968,517.67              2.22
Between $249,999--
 $299,999...............      27        7,325,184.31              1.36
Greater than $299,999...      20        7,613,718.68              1.41
                          ------      ---------------            ------
    Total...............  10,727      $539,408,708.61            100.00%
                          ======      ===============            ======

                               CONTRACT RATES--
                       FIXED-RATE HOME EQUITY CONTRACTS

                                                               % of Fixed-Rate
                            Number of                      Home Equity Contracts by
                            Contracts  Aggregate Principal  Outstanding Principal
   Range of Home Equity     as of Cut- Balance Outstanding      Balance as of
Contracts by Contract Rate   off Date  as of Cut-off Date        Cut-off Date
--------------------------  ---------- ------------------- ------------------------
From  0.00%-- 9.00%.......       66      $  5,976,894.58              1.11%
From  9.01%--10.00%.......      401        34,839,043.98              6.46
From 10.01%--11.00%.......    1,539       127,422,023.40             23.61
From 11.01%--12.00%.......    1,861       114,813,458.23             21.29
From 12.01%--13.00%.......    2,638       123,267,171.09             22.85
From 13.01%--14.00%.......    2,316        82,504,530.01             15.30
From 14.01%--15.00%.......    1,022        30,753,912.97              5.70
From 15.01%--16.00%.......      516        12,109,814.56              2.25
From 16.01%--17.00%.......      237         5,060,519.52               .94
Over 17.01%...............      131         2,661,340.27               .49
                             ------      ---------------            ------
    Total.................   10,727      $539,408,708.61            100.00%
                             ======      ===============            ======

                        REMAINING MONTHS TO MATURITY--
                       FIXED-RATE HOME EQUITY CONTRACTS

                                                           % of Fixed-Rate
                        Number of                      Home Equity Contracts by
  Months Remaining to   Contracts  Aggregate Principal  Outstanding Principal
  Scheduled Maturity    as of Cut- Balance Outstanding      Balance as of
  as of Cut-off Date     off Date  as of Cut-off Date        Cut-off Date
  -------------------   ---------- ------------------- ------------------------
Less than - Equal
 to 180................   6,244      $266,453,631.43             49.39%
181-195................       5           408,335.30               .08
196-210................       4           369,231.28               .07
211-225................       8           336,571.80               .06
226-240................   2,940       148,440,873.45             27.52
241-255................       1            66,000.00               .01
256-270................       4           398,327.34               .07
271-285................       3           213,669.97               .04
286-300................     712        49,818,741.83              9.24
301-315................       0                  .00               .00
316-330................       3           170,097.62               .03
331-345................      20         1,496,212.75               .28
346-360................     783        71,237,015.84             13.21
                         ------      ---------------            ------
    Total..............  10,727      $539,408,708.61            100.00%
                         ======      ===============            ======

                                LIEN POSITION--
                       FIXED-RATE HOME EQUITY CONTRACTS



                                                            % of Fixed-Rate
                         Number of                      Home Equity Contracts by
                         Contracts  Aggregate Principal  Outstanding Principal
                         as of Cut- Balance Outstanding      Balance as of
                          off Date  as of Cut-off Date        Cut-off Date
                         ---------- ------------------- ------------------------
Other...................       1    $      20,236.29                *
First...................   5,532      391,098,641.73            72.51%
Second..................   5,057      145,771,457.27            27.02
Third...................     137        2,518,373.32              .47
                           ------   -----------------          ------
    Total...............   10,727   $ 539,408,708.61           100.00%
                           ======   =================          ======

     * Indicates an amount greater than zero but less than .5% of the Outstanding Principal Balance as of Cut-of Date.

                             LOAN-TO-VALUE RATIO--
                       FIXED-RATE HOME EQUITY CONTRACTS

                                                           % of Fixed-Rate
                        Number of                      Home Equity Contracts by
                        Contracts  Aggregate Principal  Outstanding Principal
                        as of Cut- Balance Outstanding      Balance as of
Loan-to-Value Ratio      off Date  as of Cut-off Date        Cut-off Date
-------------------     ---------- ------------------- ------------------------
From  0.00%-10.00%.....      15    $    351,773.28                .07%
From 10.01%-20.00%.....      73       1,534,024.45                .28
From 20.01%-30.00%.....      90       2,362,393.65                .44
From 30.01%-40.00%.....     111       3,875,435.94                .72
From 40.01%-50.00%.....     150       5,153,510.12                .96
From 50.01%-60.00%.....     203       8,598,393.80               1.59
From 60.01%-70.00%.....     547      23,572,675.18               4.37
From 70.01%-80.00%.....   1,396      73,494,978.97              13.63
From 80.01%-90.00%.....   3,767     201,535,007.78              37.36
Over 90.01%............   4,375     218,930,515.44              40.58
                         ------    ---------------              ------
    Total..............  10,727    $539,408,708.61              100.00%
                         ======    ===============              ======

              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES--
                     ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                 % OF
                                                                              ADJUSTABLE
                                         % OF ADJUSTABLE                      HOME EQUITY
                                           HOME EQUITY                       CONTRACTS BY
                                           CONTRACTS     AGGREGATE PRINCIPAL  OUTSTANDING
                            NUMBER OF     BY NUMBER OF         BALANCE         PRINCIPAL
                         CONTRACTS AS OF  CONTRACTS AS    OUTSTANDING AS OF  BALANCE AS OF
                          CUT-OFF DATE   OF CUT-OFF DATE    CUT-OFF DATE     CUT-OFF DATE
                         --------------- --------------- ------------------- -------------
Alabama.................         22            4.35%        $ 2,059,980.20        3.44%
Arizona.................         17            3.36           2,137,179.55        3.57
Arkansas................          2             .40             113,063.87         .19
California..............         29            5.72           5,143,600.19        8.60
Colorado................          7            1.38           1,138,793.12        1.90
Connecticut.............          8            1.58             753,634.26        1.26
Delaware................          5             .99             480,997.31         .80
District of Columbia....          4             .79             703,310.13        1.17
Florida.................         24            4.74           2,067,369.14        3.45
Georgia.................         35            6.91           4,084,833.48        6.82
Idaho...................          2             .40             118,222.82         .20
Illinois................         19            3.75           2,201,197.74        3.68
Indiana.................          8            1.58             613,112.09        1.02
Kansas..................          6            1.19             488,219.67         .82
Kentucky................          3             .59             321,230.65         .54
Maine...................          3             .59             299,662.54         .50
Maryland................         23            4.55           3,583,678.61        5.99
Massachusetts...........         10            1.98           1,483,029.42        2.48
Michigan................         35            6.91           3,381,681.50        5.65
Minnesota...............          6            1.19             842,361.23        1.41
Missouri................         12            2.37             792,873.53        1.32
Nevada..................          8            1.58           1,012,303.39        1.69
New Hampshire...........          4             .79             463,543.93         .77
New Jersey..............         23            4.55           3,646,636.52        6.09
New Mexico..............          2             .40             198,627.80         .33
New York................          8            1.58             892,932.65        1.49
North Carolina..........         24            4.74           2,227,684.29        3.72
Ohio....................         21            4.15           2,105,893.65        3.52
Oklahoma................          2             .40             168,005.47         .28
Oregon..................          6            1.19             636,458.48        1.06
Pennsylvania............          4             .79             412,019.56         .69
Rhode Island............          4             .79             348,850.00         .58
South Carolina..........          8            1.58             634,785.16        1.06
Tennessee...............          6            1.19             598,933.76        1.00
Texas...................         48            9.48           4,981,825.82        8.32
Utah....................          6            1.19             649,827.56        1.09
Virginia................         23            4.55           3,673,506.52        6.14
Washington..............         20            3.95           3,647,316.51        6.09
West Virginia...........          1             .20              29,385.61         .05
Wisconsin...............          8            1.58             729,410.86        1.22
                              -----          ------        ---------------      ------
    Total...............        506          100.00%       $ 59,865,978.59      100.00%
                              =====          ======        ===============      ======

                           YEARS OF ORIGINATION--
                     ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                         % of Adjustable Rate
                        Number of                      Home Equity Contracts by
                        Contracts  Aggregate Principal  Outstanding Principal
                        as of Cut- Balance Outstanding      Balance as of
Year of Origination      off Date  as of Cut-off Date        Cut-off Date
-------------------     ---------- ------------------- ------------------------
  1996.................       2       $   122,207.87               .20%
  1997.................     504        59,743,770.72             99.80
                          -----      ---------------            ------
    Total..............     506       $59,865,978.59            100.00%
                          =====      ===============            ======

                  DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS--
                     ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                         % of Adjustable Rate
                         Number of                      Home Equity Contracts by
                         Contracts  Aggregate Principal  Outstanding Principal
   Original Contract     as of Cut- Balance Outstanding      Balance as of
  Amount (In Dollars)     off Date  as of Cut-off Date        Cut-off Date
  -------------------    ---------- ------------------- ------------------------
Less than $ 30,000......       3    $       78,635.61               .13%
Between $ 30,000--
 $ 39,999...............      18           624,202.49              1.04
Between $ 40,000--
 $ 49,999...............      23         1,021,188.21              1.71
Between $ 50,000--
 $ 59,999...............      37         2,027,981.23              3.39
Between $ 60,000--
 $ 69,999...............      48         3,080,965.18              5.15
Between $ 70,000--
 $ 79,999...............      34         2,513,060.94              4.20
Between $ 80,000--
 $ 89,999...............      34         2,877,831.92              4.81
Between $ 90,000--
 $ 99,999...............      43         4,084,749.93              6.82
Between $100,000--
 $109,999...............      45         4,709,789.91              7.87
Between $110,000--
 $119,999...............      31         3,550,039.32              5.93
Between $120,000--
 $129,999...............      20         2,507,531.04              4.19
Between $130,000--
 $139,999...............      29         3,900,806.98              6.52
Between $140,000--
 $149,999...............      20         2,884,303.50              4.82
Between $150,000--
 $159,999...............      14         2,156,970.46              3.60
Between $160,000--
 $169,999...............      17         2,802,430.25              4.68
Between $170,000--
 $179,999...............      14         2,435,559.69              4.07
Between $180,000--
 $189,999...............       8         1,470,046.76              2.46
Between $190,000--
 $199,999...............      10         1,945,032.93              3.25
Between $200,000--
 $249,999...............      31         6,766,103.92             11.29
Between $250,000--
 $299,999...............      13         3,533,364.32              5.90
Over    $299,999........      14         4,895,384.00              8.17
                           -----      ---------------            ------
    Total...............     506    $   59,865,978.59            100.00%
                           =====      ===============            ======

                        CONTRACT RATES--ADJUSTABLE RATE
                             HOME EQUITY CONTRACTS

                                                               % of Adjustable Rate
                            Number of                      Home Equity Contracts by
                            Contracts  Aggregate Principal  Outstanding Principal
   Range of Home Equity     as of Cut- Balance Outstanding      Balance as of
Contracts by Contract Rate   off Date  as of Cut-off Date        Cut-off Date
--------------------------  ---------- ------------------- ------------------------
From  0.00%-- 9.00%.......       71      $  9,981,670.96             16.67%
From  9.01%--10.00%.......      150        19,539,643.15             32.64
From 10.01%--11.00%.......      181        21,014,046.65             35.10
From 11.01%--12.00%.......       72         7,067,213.81             11.81
From 12.01%--13.00%.......       27         2,007,580.74              3.35
From 13.01%--14.00%.......        4           226,437.67               .38
From 14.01%--15.00%.......        1            29,385.61               .05
                              -----      ---------------            ------
     Total................      506      $ 59,865,978.59            100.00%
                              =====      ===============            ======

                 REMAINING MONTHS TO MATURITY--ADJUSTABLE RATE
                             HOME EQUITY CONTRACTS

                                                           % of Adjustable Rate
                        Number of                      Home Equity Contracts by
  Months Remaining to   Contracts  Aggregate Principal  Outstanding Principal
  Scheduled Maturity    as of Cut- Balance Outstanding      Balance as of
  as of Cut-off Date     off Date  as of Cut-off Date        Cut-off Date
  -------------------   ---------- ------------------- ------------------------
Less than 180..........       4    $      317,454.17               .53%
180-195................       0                  .00               .00
195-210................       0                  .00               .00
210-225................       0                  .00               .00
225-240................       0                  .00               .00
240-255................       0                  .00               .00
255-270................       0                  .00               .00
270-285................       0                  .00               .00
285-300................       0                  .00               .00
300-315................       0                  .00               .00
315-330................       0                  .00               .00
330-345................       0                  .00               .00
345-360................     502        59,548,524.42             99.47
                          -----      ---------------            ------
     Total.............     506    $   59,865,978.59            100.00%
                          =====      ===============            ======

                        LIEN POSITION--ADJUSTABLE RATE
                             HOME EQUITY CONTRACTS



                                                             % of Adjustable Rate
                         Number of                          Home Equity Contracts by
                         Contracts    Aggregate Principal    Outstanding Principal
                         as of Cut-   Balance Outstanding       Balance as of
                          off Date    as of Cut-off Date         Cut-off Date
                         -----------  ------------------    ------------------------
First...................    505        $ 59,739,978.59               99.79%
Second..................      1             126,000.00                 .21
                          -----        ---------------              ------
     Total..............    506        $ 59,865,978.59              100.00%
                          =====        ===============              ======

                              LOAN-TO-VALUE RATIO
                     ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                           % of Adjustable Rate
                        Number of                      Home Equity Contracts by
                        Contracts  Aggregate Principal  Outstanding Principal
                        as of Cut- Balance Outstanding      Balance as of
Loan-to-Value Ratio      off Date  as of Cut-off Date        Cut-off Date
-------------------     ---------- ------------------- ------------------------
From  0.00%-10.00%.....       1      $     49,570.15               .08%
From 10.01%-20.00%.....       0                  .00               .00
From 20.01%-30.00%.....       4           380,930.39               .64
From 30.01%-40.00%.....       4           207,156.90               .35
From 40.01%-50.00%.....       3           113,983.03               .19
From 50.01%-60.00%.....       9           635,480.63              1.06
From 60.01%-70.00%.....      22         1,789,008.19              2.99
From 70.01%-80.00%.....     107        11,472,369.86             19.16
From 80.01%-90.00%.....     333        42,640,745.45             71.23
Over 90.01%............      23         2,576,733.99              4.30
                          -----      ---------------            ------
     Total.............     506      $ 59,865,978.59            100.00%
                          =====      ===============            ======

    MONTH OF NEXT RATE ADJUSTMENT -- ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                                        % OF
                                                                                                   ADJUSTABLE RATE
                                                   NUMBER OF                                    HOME EQUITY CONTRACTS
                                                   CONTRACTS         AGGREGATE PRINCIPAL       BY OUTSTANDING PRINCIPAL
                                                   AS OF CUT-        BALANCE OUTSTANDING             BALANCE AS OF
MONTH OF NEXT RATE ADJUSTMENT                      OFF DATE          AS OF CUT-OFF DATE              CUT-OFF DATE
-----------------------------                    --------------    ----------------------     --------------------------
July 1997.................................             4              $   430,195.01                    .72%
August 1997...............................             3                  446,598.22                    .75
September 1997............................            11                1,495,570.87                   2.50
October 1997..............................            29                3,343,114.32                   5.58
November 1997.............................            32                3,878,575.72                   6.48
December 1997.............................            35                3,438,751.22                   5.74
January 1998..............................            32                3,218,098.90                   5.38
February 1998.............................            14                1,649,417.92                   2.76
March 1998................................             1                  160,000.00                    .27
May 1998..................................             1                   80,852.57                    .14
June 1998.................................             4                  776,195.00                   1.30
December 1998.............................             1                  195,000.00                    .33
January 1999..............................             1                  129,500.00                    .22
February 1999.............................             2                  210,231.86                    .35
March 1999................................            29                3,365,113.28                   5.62
April 1999................................            79                8,981,116.66                  15.00
May 1999..................................            73                9,250,185.38                  15.44
June 1999.................................            78                9,453,598.07                  15.78
July 1999.................................            48                6,344,605.03                  10.60
August 1999...............................            11                1,101,658.43                   1.84
September 1999............................             3                  298,662.86                    .50
October 1999..............................             1                  304,197.29                    .51
January 2000..............................             2                  148,997.95                    .25
March 2000................................             1                   42,467.05                    .07
May 2000..................................             4                  397,234.98                    .66
June 2000.................................             4                  432,740.00                    .72
July 2000.................................             3                  293,300.00                    .49
                                                 --------             ---------------               --------
     Total................................           506              $59,865,978.59                 100.00%
                                                 ========             ===============               ========

     DISTRIBUTION OF GROSS MARGIN-- ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                                             % OF
                                                                                                         ADJUSTABLE RATE
                                                      NUMBER OF                                      HOME EQUITY CONTRACTS
                                                      CONTRACTS          AGGREGATE PRINCIPAL        BY OUTSTANDING PRINCIPAL
                                                      AS OF CUT-         BALANCE OUTSTANDING             BALANCE AS OF
GROSS MARGIN                                          OFF DATE           AS OF CUT-OFF-DATE              CUT-OFF DATE
------------                                        ------------         ------------------         ------------------------
Less than - Equal
 to 3.999%            ....................                 4                   367,598.44                         .61%
4.000 to 4.249%       ....................                 2                   203,800.00                         .34
4.250 to 4.499%       ....................                 1                    59,600.00                         .10
4.500 to 4.749%       ....................                 2                   137,118.69                         .23
4.750 to 4.999%       ....................               123                14,677,862.47                       24.52
5.000 to 5.249%       ....................                31                 4,231,161.23                        7.07
5.250 to 5.499%       ....................                62                 7,425,797.01                       12.40
5.500 to 5.749%       ....................                50                 6,130,928.53                       10.24
5.750 to 5.999%       ....................                56                 7,131,875.39                       11.91
6.000 to 6.249%       ....................                33                 3,593,725.15                        6.00
6.250 to 6.499%       ....................                26                 2,988,456.28                        4.99
6.500 to 6.749%       ....................                27                 3,441,740.80                        5.75
6.750 to 6.999%       ....................                28                 3,740,806.01                        6.25
7.000 to 7.249%       ....................                15                 1,574,218.92                        2.63
7.250 to 7.499%       ....................                10                 1,045,352.66                        1.75
7.500 to 7.749%       ....................                14                 1,437,421.51                        2.40
7.750 to 7.999%       ....................                 9                   790,758.52                        1.32
8.000 to 8.249%       ....................                 4                   250,647.89                         .42
8.250 to 8.499%       ....................                 3                   285,080.22                         .48
8.500 to 8.749%       ....................                 1                    63,719.60                         .11
8.750 to 8.999%       ....................                 1                    56,038.20                         .09
9.000 to 9.249%       ....................                 0                          .00                         .00
9.250 to 9.499%       ....................                 1                    40,000.00                         .07
9.500 to 9.749%       ....................                 1                    91,685.46                         .15
Over 9.749%           ....................                 2                   100,585.61                         .17
                                                 -----------            -----------------                ------------
                                                         506            $   59,865,978.59                      100.00%
                                                 ===========            =================                ============

         MAXIMUM CONTRACT RATES--ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                               % OF
                                                                                          ADJUSTABLE RATE
                                               NUMBER OF                               HOME EQUITY CONTRACTS
                                               CONTRACTS      AGGREGATE PRINCIPAL     BY OUTSTANDING PRINCIPAL
                                               AS OF CUT-     BALANCE OUTSTANDING           BALANCE AS OF
MAXIMUM CONTRACT RATES                          OFF DATE      AS OF CUT-OFF DATE            CUT-OFF DATE
----------------------                        ------------   ---------------------   ---------------------------
Less than 14.000%........................         45            $ 5,297,616.97                8.85%
14.000 to 14.249%........................          6                855,147.99                1.43
14.250 to 14.499%........................          4                653,612.25                1.09
14.500 to 14.749%........................         14              2,257,377.69                3.77
14.750 to 14.999%........................         13              1,867,082.80                3.12
15.000 to 15.249%........................         13              1,832,401.29                3.06
15.250 to 15.499%........................         23              4,018,256.87                6.71
15.500 to 15.749%........................         32              4,695,983.43                7.84
15.750 to 15.999%........................         50              5,613,529.21                9.38
16.000 to 16.249%........................         30              3,424,236.35                5.72
16.250 to 16.499%........................         32              3,970,956.87                6.63
16.500 to 16.749%........................         48              5,864,363.66                9.80
16.750 to 16.999%........................         62              6,502,337.35               10.85
17.000 to 17.249%........................         17              2,299,659.52                3.84
17.250 to 17.499%........................         27              2,934,213.89                4.90
17.500 to 17.749%........................         23              1,896,501.46                3.17
17.750 to 17.999%........................         27              2,834,904.75                4.74
18.000 to 18.249%........................          9                686,313.69                1.15
18.250 to 18.499%........................         10                987,973.56                1.65
18.500 to 18.749%........................          6                394,974.19                 .66
18.750 to 18.999%........................          7                537.512.60                 .90
19.000 to 19.249%........................          2                118,048.20                 .20
19.250 to 19.499%........................          2                145,773.78                 .24
19.500 to 19.749%........................          1                 40,000.00                 .07
19.750 to 19.999%........................          1                 63,719.60                 .11
Over 19.999%.............................          2                 73,480.62                 .12
                                              ------      --------------------           ---------
        Total............................        506            $59,865,978.59              100.00%
                                              ======      ====================           =========

         MINIMUM CONTRACT RATES--ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                                           % OF
                                                                                                       ADJUSTABLE RATE
                                                      NUMBER OF                                     HOME EQUITY CONTRACTS
                                                      CONTRACTS         AGGREGATE PRINCIPAL        BY OUTSTANDING PRINCIPAL
                                                      AS OF CUT-        BALANCE OUTSTANDING              BALANCE AS OF
MINIMUM CONTRACT RATES                                OFF DATE          AS OF CUT-OFF DATE               CUT-OFF DATE
----------------------                              --------------    ----------------------      ---------------------------
 Less than 7.250%...........................             3               $   304,150.06                      .51%
 7.250 to 7.499%............................             2                   343,533.96                      .57
 7.500 to 7.749%............................             2                   173,328.81                      .29
 7.750 to 7.999%............................             0                          .00                      .00
 8.000 to 8.249%............................             6                 1,007,947.99                     1.68
 8.250 to 8.499%............................             5                   825,974.07                     1.38
 8.500 to 8.749%............................            11                 1,536,670.21                     2.57
 8.750 to 8.999%............................            25                 3,165,309.17                     5.29
 9.000 to 9.249%............................            29                 3,798,255.50                     6.34
 9.250 to 9.499%............................            23                 3,967,606.62                     6.63
 9.500 to 9.749%............................            39                 5,333,325.15                     8.91
 9.750 to 9.999%............................            69                 7,620,300.91                    12.74
10.000 to 10.249%...........................            29                 3,503,278.98                     5.85
10.250 to 10.499%...........................            40                 4,795,585.34                     8.01
10.500 to 10.749%...........................            52                 6,209,841.31                    10.37
10.750 to 10.999%...........................            58                 6,362,213.13                    10.64
11.000 to 11.249%...........................            19                 2,398,777.44                     4.01
11.250 to 11.499%...........................            19                 1,954,186.04                     3.26
11.500 to 11.749%...........................            20                 2,043,966.91                     3.41
11.750 to 11.999%...........................            22                 1,929,822.97                     3.22
12.000 to 12.249%...........................             7                   462,113.36                      .77
12.250 to 12.499%...........................             9                   785,309.04                     1.31
12.500 to 12.749%...........................             6                   627,504.04                     1.05
12.750 to 12.999%...........................             5                   365,154.30                      .61
13.000 to 13.249%...........................             2                   152,038.20                      .25
13.250 to 13.499%...........................             1                    86,304.46                      .14
13.500 to 13.749%...........................             2                    84,095.01                      .14
13.750 to 13.999%...........................             0                          .00                      .00
Over 13.999%                                             1                    29,385.61                      .05
                                                     ------              ---------------                  -------
     Total..................................           506               $59,865,978.59                   100.00%
                                                     ======              ==============                   =======

                                      14